U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2010

American Capital, Ltd.

(Exact name of registrant as specified in its charter)

DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, 14th Floor Bethesda, MD 20814

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 951-6122

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

The consolidated financial statements of American Capital, Ltd. (the “Company”) for the fiscal year ended December 31, 2009 were prepared assuming that the Company would continue as a going concern. As detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on March 1, 2010, the Company was not in compliance with certain financial covenants under its unsecured borrowing arrangements as of December 31, 2009. As a result, the Report of Independent Registered Public Accounting Firm included in the Company’s Form 10-K for the fiscal year ended December 31, 2009 included an explanatory paragraph with respect to the Company’s ability to continue as a going concern.

On June 28, 2010, the Company successfully completed a restructuring of its $2.3 billion of unsecured borrowing arrangements. The transaction involved the conversion of the Company’s unsecured revolving credit facility into a term loan facility and the exchange or repayment of the outstanding public and private unsecured notes. Lenders and noteholders holding $1.0 billion of the debt selected or otherwise received 100% cash for their debt, while lenders and noteholders holding $1.3 billion of debt received new secured loans or notes maturing on December 31, 2013.

As a result of the transactions described above, the Company’s independent registered public accounting firm has updated its report relating to the Company’s financial statements as of and for the fiscal year ended December 31, 2009 to remove the explanatory paragraph with respect to the Company’s ability to continue as a going concern and to insert an emphasis paragraph that the substantial doubt about whether the Company will continue as a going concern no longer exists. The press release announcing the issuance of this updated report is attached hereto as Exhibit 99.1 and incorporated by reference herein. This current report is being filed for the purpose of amending Notes 2, 5, 14 and 19 to the Company’s financial statements as of and for the fiscal year ended December 31, 2009 and to file an updated Report of Independent Registered Public Accounting Firm related to such financial statements. A copy of the updated Report of Independent Registered Public Accounting Firm and audited financial statements as of and for the fiscal year ended December 31, 2009 is attached hereto as Exhibit 99.2 herein and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release issued by American Capital, Ltd. on June 30, 2010.

99.2	Consolidated financial statements of American Capital, Ltd. as of December 31, 2009 and for each of the three fiscal years for the period ended December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL, LTD.

Dated: June 30, 2010	By:	/S/ SAMUEL A. FLAX
Samuel A. Flax Executive Vice President, General Counsel, Chief Compliance Officer and Secretary